THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

Warrant to Purchase
105,000 shares


                        Warrant to Purchase Common Stock
                                       of
                              CELGENE CORPORATION

         THIS CERTIFIES that Swartz Investments, Inc. ('Holder') or any subsequent holder hereof, has the right to purchase from Celgene Corporation, a Delaware corporation (the 'Company'), not more than 105,000 fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share ('Common Stock'), at a price of $9.60 per share subject to adjustment as provided in Section 4 below (the 'Exercise Price'), at any time on or before 5:00 p.m., Atlanta, Georgia time, on July 31, 2000.

         The holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

         1.       Exercise.

         This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Subscription Form attached hereto duly executed, together with the full Exercise Price (as hereinafter defined) in cash, or by certified or official bank check payable in New York Clearing House Funds for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 7 Powder Horn Drive, Warren, N.J. 07059, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Subscription Form by facsimile (such surrender and payment hereinafter called the 'exercise of this Warrant'). The 'Date of Exercise' of the Warrant shall be defined as the date set forth in the Subscription Form provided that the original Warrant and Subscription Form are received by the Company within five business days thereafter. The original Warrant and Subscription Form must be received within five days of the Date of Exercise, or the Subscription Form shall be considered void. This Warrant shall be canceled upon its exercise, and, as soon as practical thereafter, the holder hereof shall be entitled to receive a certificate or certificates for the number of shares of Common Stock purchased upon such exercise and a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant. Each person in whose name any certificate for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such certificate. The person in whose name this Warrant is registered shall be deemed the owner therof and of the Warrant evidenced hereby for all purposes. Nothing in this Warrant shall be construed as conferring upon the holder hereof any rights as a shareholder of the Company.

         2.       Payment of Warrant Price.

         Payment of the Exercise Price may be made by any of the following, or a combination thereof, at the election of Holder:

         (i)      cash, check or wire transfer; or

         (ii) surrender of this Warrant at the principal office of the Company together with notice of election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                           X = Y (A-B)/A

where:   X = the number of shares of Common Stock to be issued to Holder.

         Y = the number of shares of Common Stock for which this Warrant is exercisable.

                  A = the Market Price of one share of Common Stock (for purposes of this Section 2(ii), the 'Market Price' shall be defined as the closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant, as reported by the National Association of Securities Dealers Automated Quotation System ('NASDAQ'), or if the Common Stock is not traded on NASDAQ, the closing bid price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the closing price on such exchange).

                  B = the Exercise Price.

         3.       Transfer and Registration.

         Subject to the provisions of Section 7 of this Warrant, this Warrant may be transferred on the books of the Company, wholly or in part, in person or by attorney, upon surrender of this Warrant properly endorsed, with signature guaranteed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

         4.       Anti-Dilution Adjustments.

         (a) If the Company shall at any time declare a dividend payable in shares of Common Stock, then the holder hereof, upon exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such holder would have received had this Warrant been exercised immediately prior to such record date.

         (b) If the Company shall at any time effect a recapitalization or reclassification of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the holder hereof shall be entitled to purchase upon exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionally increased.

         (c) If the Company shall at any time distribute to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus) then, in any such case, the holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event.

         (d) If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least thirty (30) days prior to the closing of such merger, consolidation or sale of assets and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

         (e) As used in this Warrant, the term 'Exercise Price' shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsection (b) of this Section 4 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 3 shall have the effect of increasing the total consideration payable upon exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

         (f) In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

         5.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the holder hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issuable upon exercise of this Warrant, calculated by multiplying the fractional share amount by the Market Price of the Company's Common Stock on the Date of Exercise.

         6.       Reservation of Shares.

                  The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for exercise of this Warrant. The Company covenants and agrees that upon exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights of any shareholders..

         7.       Restrictions on Transfer.

                  This Warrant and the Common Stock issuable on exercise hereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act and the Holder has furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect, and any shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend to that effect. This Warrant may not be exercised, and any shares of Common Stock issuable on exercise hereof may not be transferred unless such exercise or transfer would not result in a violation of the provisions of the Securities Act of 1933, as amended.

         8.       Benefits of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant.

         9.       Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law.

         10.      Loss of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         11.      Notice to Company.

                  Notices or demands pursuant to this Warrant to be given or made by the holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid or by overnight delivery (with personal delivery acknowledged), and addressed, until another address is designated in writing by the Company to Celgene Corporation, 7 Powder Horn Drive, Warren, NJ 07059 ; Attention: Chairman of the Board and Chief Executive Officer.

         IN WITNESS WHEREOF, this Warrant is hereby executed effective as of the date set forth below.


Dated as of:  August ___, 1995

                                                             CELGENE CORPORATION



                                           By:  ______________________________

                                           Print Name:  ________________________

                                           Its: _______________________________

                               SUBSCRIPTION FORM

TO:  CELGENE CORPORATION

         The undersigned hereby irrevocably exercises the right to purchase ____________ shares of Common Stock of CELGENE CORPORATION evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of such Common Stock, except in accordance with the provisions of
Section 7 of the Warrant, and consents that the following legend may be affixed to the certificates for the Common Stock hereby subscribed for, if such legend is applicable:

         'The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act.'

         The undersigned requests that certificates for such shares be issued, and a warrant representing any unexercised portion thereof be issued, pursuant to the Warrant in the name of and delivered to:



--------------------------------------------------------------------------------
                                      Name


--------------------------------------------------------------------------------
                                    Address


Dated:

--------------------------------------------------------------------------------
                         Signature of Registered Holder


--------------------------------------------------------------------------------
                       Name of Registered Holder (Print)


--------------------------------------------------------------------------------
                                    Address
--------------------------------------------------------------------------------
The attached Warrant and the securities issuable on exercise thereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under said Act.
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                                   ASSIGNMENT

                    (To be executed by the registered holder
                       desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase ___________ shares of the Common Stock of CELGENE CORPORATION evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                            ______________________________
                                                  Signature

Fill in for new Registration of Warrant:

-----------------------------------------
                  Name


-----------------------------------------
                  Address


-----------------------------------------
Please print name and address of assignee
(including zip code number)


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NOTICE

The signature to the foregoing Subscription Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
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